                          THE PARKSTONE GROUP OF FUNDS
                              THE LIFEWORKS FUNDS

                     Parkstone Conservative Allocation Fund
                       Parkstone Balanced Allocation Fund
                      Parkstone Aggressive Allocation Fund

                         Supplement dated June 30, 1997
                    to Prospectuses dated December 30, 1996

The Prospectus is hereby supplemented as follows:

                              FINANCIAL HIGHLIGHTS

Set forth below are unaudited "Financial Highlights" on a per share basis for the Conservative Allocation Fund and the Aggressive Allocation Fund for the period from commencement of operations through May 31, 1997. The Financial Highlights are derived from the unaudited financial statements of the Funds for the periods referenced. The Financial Highlights should be read in conjunction with the unaudited financial statements, related notes and other information included in the Statement of Additional Information.

                                                Conservative    Aggressive
                                                 Allocation     Allocation
                                                    Fund           Fund
                                                ------------    ----------
                                                  December       December
                                                     30,            30,
                                                ------------    ----------
                                                    1996           1996
                                                 to May 31,     to May 31,
                                                   1997(a)        1997(a)
                                                -----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.00        $ 10.00
                                                   -------        -------
Income from Investment Activities
 Net Investment Income (Loss)                         0.12           0.06
 Net Realized and Unrealized Gains (Losses)
  on Investments                                      0.15           0.18
                                                   -------        -------
  Total from Investment Activities                    0.27           0.24

Distributions
 Net Investment Income                               (0.10)         (0.05)
 Net Realized Gains                                      0              0
                                                   -------        -------
  Total Distributions                                (0.10)         (0.05)
                                                   -------        -------
NET ASSET VALUE, END OF PERIOD                     $ 10.17        $ 10.19
                                                   =======        =======

Total Return (excluding sales
 and redemption charges)                              2.67%(e)       2.43%(e)
RATIOS/SUPPLEMENTARY DATA;
Net Assets, End of Period (000)                    $10,174        $36,218
Ratio of Expenses to Average Net Assets               1.63%(c)       1.32%(c)
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                3.17%(c)       1.71%(c)
Ratio of Expenses to Average Net Assets*              1.93%(c)       1.47%(c)
Ratio of Net Investment Income (Loss)
 to Average Net Assets*                               2.87%(c)       1.56%(c)
Portfolio Turnover Rate(d)                           45.82%         42.34%
Average Commission Rate Paid(g)                    $0.0794        $0.0261

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All footnotes are explained on page 6 of the Prospectus.

                    Investors should retain this supplement
                  with their prospectus for future reference